Filed under Rule 497(e)

Registration No. 333-08653

SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 29, 2014

Real Return Portfolio. Effective immediately, in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Wellington Management Company, LLP (“Wellington Management”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Joseph F. Marvan, CFA	2015	Senior Managing Director, Partner and Fixed Income Portfolio Manager

In the Management section under Information about the Subadvisers, the portfolio manager information for Wellington Management with respect to the Real Return Portfolio is deleted in its entirety and replaced with the following:

“The Real Return Portfolio is managed by Joseph F. Marvan, CFA, Senior Managing Director, Partner and Fixed Income Portfolio Manager of Wellington Management, who joined the firm as an investment professional in 2003.”

Please retain this supplement for future reference.

Dated: May 15, 2015

Version: Combined Master